UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 957-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 — Entry into a Material Definitive Agreement

Underwriting Agreement

On June 14, 2018, Griffon Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with GS Direct, L.L.C. (the “GS Direct”), an affiliate of The Goldman Sachs Group., Inc. and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to a secondary underwritten public offering (the “Offering”) of 4,855,109 shares of the Company’s common stock, par value $0.25 per share (the “Common Stock”) held by GS Direct at a public offering price of $18.00 per share, less underwriting discounts and commissions and other estimated expenses payable by the Company and GS Direct. In addition, pursuant to the Underwriting Agreement, GS Direct granted the Underwriters a 30-day option (the “Underwriters’ Option”) to purchase up to an additional 728,266 shares of the Company’s Common Stock directly from GS Direct, which option has been exercised in full.

The Offering closed on June 19, 2018, as a result of which GS Direct no longer owns any shares of the Company. The Company did not receive any proceeds from the sale of Common Stock by GS Direct.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-224727) previously filed with the Securities and Exchange Commission (the “Commission”) on May 7, 2018, as well as a preliminary prospectus supplement, a “free writing prospectus” and a final prospectus supplement filed thereunder with the Commission on June 11, 2018, June 14, 2018 and June 15, 2018, respectively.

The Underwriting Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. Additionally, the Company has agreed to provide the Underwriters and GS Direct with customary indemnification rights under the Underwriting Agreement. The foregoing descriptions of the Underwriting Agreement are qualified in their entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.

A copy of the opinion of Dechert LLP regarding the validity of the sale of the shares of Common Stock offered and sold by GS Direct in the Offering is attached hereto as Exhibit 5.1.

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Following completion of the sale of shares of Common Stock by GS Direct pursuant to the Underwriting Agreement, GS Direct no longer holds any shares of Common Stock of the Company. As a result, and in accordance with the terms of the Investment Agreement (the “Investment Agreement”), dated August 7, 2008, between the Company and GS Direct, Bradley J. Gross, a director nominated for election to the Company’s Board of Directors (the “Board”) pursuant to the Investment Agreement, resigned from the Board effective today, June 19, 2018.

Item 8.01 — Other Events

On June 14, 2018, the Company issued a press release announcing that the Offering priced at $18.00 per share and that, due to the public offering price, the Company had determined not to sell primary shares in the Offering and withdrew the shares of Common Stock that had initially been offered by the Company as part of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 19, 2018, the Company issued a press release announcing that the Offering closed. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Forward-Looking Statements

This filing may contain, certain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, or the Securities Act, the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, industries in which the Company operates and the

United States and global economies. Statements in this Form 8-K that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: the current economic conditions and uncertainties in the housing, credit and capital markets; the Company’s ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate and integrate value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by the Company’s operating companies; the ability of the Company’s operating companies to expand into new geographic and product markets and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which the Company’s Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost of raw materials such as resin, wood and steel; changes in customer demand or loss of a material customer at one of the Company’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of the Company’s businesses; political events that could impact the worldwide economy; a downgrade in the Company’s credit ratings; changes in international economic conditions, including interest rate and currency exchange fluctuations; the reliance by certain of the Company’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by the Company’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of the Company’s Telephonics Corporation; the Company’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; possible terrorist threats and actions and their impact on the global economy; the volatility of the share price of the Company’s common stock; the prevention or delay in a change of control of the Company as a result of anti-takeover provisions in Company’s restated certificate of incorporation, amended and restated bylaws and certain provisions of Delaware law; the future issuance of shares of additional common stock or preferred stock of the Company; the payment of cash dividends on the Company’s common stock, which is subject to the discretion of the Company’s Board of Directors; the integration of the companies Griffon acquires, including CornellCookson, Inc.; the Company’s substantial indebtedness; and the impact of recent and future legislative and regulatory changes, including, without limitation, the Tax Cuts and Jobs Act of 2017. Griffon undertakes no obligation (and expressly disclaims any such obligation) to publicly update or review any forward looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the Commission.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number		Description

1.1		Underwriting Agreement, dated June 14, 2018, by and among Griffon Corporation, GS Direct L.L.C., JPMorgan Securities LLC and Goldman Sachs & Co. LLC.

5.1		Opinion of Dechert LLP.
23.1	`	Consent of Dechert LLP (set forth in Exhibit 5.1).
99.1		Press Release of Griffon Corporation, dated June 14, 2018.

99.2		Press Release of Griffon Corporation, dated June 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2018	GRIFFON CORPORATION

	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President, General Counsel and Secretary